Exhibit 99.1

INVENSENSE® ANNOUNCES FOURTH QUARTER AND FISCAL YEAR 2015 RESULTS

SAN JOSE, California, May 4, 2015 – InvenSense, Inc. (NYSE: INVN) the leading provider of intelligent sensor system on chip (SoC) for motion and sound, today announced results for its fourth quarter and fiscal year ended March 29, 2015.

Net revenue for the fourth quarter of fiscal 2015 was $99.3 million, down 14 percent from $115.9 million for the third quarter of fiscal 2015, and up 68 percent from $59.0 million for the fourth quarter of fiscal 2014.

Gross margin determined in accordance with U.S. generally accepted accounting principles (GAAP) was 43 percent for the fourth quarter of fiscal 2015, consistent with the third quarter of fiscal 2015. GAAP gross margin for fourth quarter of fiscal 2015 included stock-based compensation and related payroll taxes, and amortization of acquisition intangibles. Excluding these items, non-GAAP gross margin was 46 percent for the fourth quarter of fiscal 2015, consistent with the third quarter of fiscal 2015.

GAAP net income for the fourth quarter of fiscal 2015 was $0.4 million, or zero cents per diluted share. By comparison, GAAP net income was $10.2 million, or 11 cents per diluted share for the third quarter of fiscal 2015. GAAP net income for the fourth quarter of fiscal 2015 included stock-based compensation and related payroll taxes, accreting interest expense on convertible notes, amortization of acquisition intangibles, business acquisition costs, certain legal expenses and the income tax effect of non-GAAP adjustments. Excluding these items, non-GAAP net income for the fourth quarter of fiscal 2015 was $11.4 million, or 12 cents per diluted share, compared with $19.3 million, or 21 cents per diluted share, for the third quarter of fiscal 2015.

The reconciliation between GAAP and non-GAAP financial results for all referenced periods is provided in a table immediately following the Unaudited GAAP Condensed Consolidated Statements of Operations below.

Fiscal Year 2015 Results

Net revenue for the fiscal year 2015 was $372.0 million, up $119.5 million, or 47% from $252.5 million for the fiscal year 2014.

GAAP net loss for the fiscal year 2015 was $1.1 million, compared with net income of $6.1 million for the fiscal year 2014. On a non-GAAP basis, net income for the fiscal year 2015 was $42.7 million, or $0.46 per diluted share. This compares with non-GAAP net income of $52.3 million, or $0.58 per diluted share for the fiscal year 2014.

GAAP diluted net loss per share for the fiscal year 2015 was one cent, compared with diluted net income per share of seven cents for the fiscal year 2014.

Management Qualitative Comments

“Fiscal 2015 was a significant year for InvenSense,” said Behrooz Abdi, president and CEO. “We achieved the highest revenue in company history, driven by strong market share gains and several high-volume customer wins. We also brought to market a record number of new products across our motion sensor, software and microphone portfolio intended to open up incremental revenue growth opportunities over the coming quarters. Our success in mobile in fiscal 2015 laid important groundwork for our continued achievement in the coming year, while the advancement of our platform strategy provides us with multiple entry points into verticals beyond mobile where our technology can provide significant value in the years to come.”

Fourth Quarter and Fiscal Year 2015 Earnings Conference Call

A conference call will be held today at 1:30 p.m. Pacific Time to discuss the quarter and fiscal year’s results and management’s current business outlook. To listen to the conference call, please dial (866) 202-3048 ten minutes prior to the start of the call, using the passcode 76139380. International callers, please dial (617) 213-8843. A taped replay will be made available approximately two hours after the conclusion of the call and will remain available for two days. To access the replay, please dial (888) 286-8010 and enter passcode 99966713. International callers please dial (617) 801-6888. The conference call will be available via a live webcast on the investor relations section of InvenSense`s web site at www.invensense.com/ir. An archived webcast replay will be available on the web site for three months.

Note Regarding Use of Non-GAAP Financial Measures

As discussed above, in addition to the company’s condensed consolidated financial statements, which are presented according to GAAP, the company provides certain non-GAAP financial information that excludes, stock-based compensation expense and related payroll taxes, certain legal expenses, business acquisition costs, amortization of fair value write-up of acquired inventory, amortization of acquisition intangibles, accreting interest expense on convertible notes, other adjustments and the income tax effect of non-GAAP adjustments. The company uses these non-GAAP measures in its own financial and operational decision-making processes. Further, the company believes that these non-GAAP measures offer an important analytical tool to help investors understand the company’s core operating results and trends and facilitate comparability with the operating results of other companies that provide similar non-GAAP measures. These non-GAAP measures have certain limitations as analytical tools and are not meant to be considered in isolation or as a substitute for GAAP financial information. For example, stock-based compensation is an important component of the company’s compensation mix and will continue to result in significant expenses in the company’s GAAP results for the foreseeable future, but it is not reflected in our non-GAAP measures. Also, other companies, including companies in the company’s industry, may calculate non-GAAP financial measures differently, limiting their usefulness as comparative measures.

Forward-Looking Statements

Statements in this press release that are not historical are “forward-looking statements” as the term is defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are generally written in the future tense and/or preceded by words such as “will,” “expects,” “anticipates,” or other words that imply or predict a future state. Forward-looking statements include any projection of revenue, gross margin, expense, earnings, stockholder return or other financial items discussed in this press release, including the strength of our competitive positioning, growth opportunities and our ability to capitalize on them, and our ability to enter verticals beyond mobile. Investors are cautioned that all forward-looking statements in this release involve risks and uncertainty that can cause actual results to differ from those currently anticipated, due to a number of factors, including without limitation, intense competition in our industry; our achievement of design wins; our dependence on a limited number of customers for a substantial portion of our revenues; the continued adoption of motion tracking and motion sensing as an interface in consumer electronics products; decreases in average selling prices for our products; our lack of long-term supply contracts and dependence on limited sources of supply; consumer acceptance of our customers’ products that incorporate our solutions and our ability to continue to develop and introduce new and enhanced products on a timely basis; as well as changes in economic conditions in our markets and other risk factors discussed in InvenSense’s Annual Report on Form 10-K for the year ended March 30, 2014, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other documents filed by us with the Securities and Exchange Commission (SEC) from time to time. Copies of InvenSense’s SEC filings are posted on the company’s website and are available from the company without charge. Forward-looking statements are made as of the date of this release, and, except as required by law, the company does not undertake an obligation to update its forward-looking statements to reflect future events or circumstances.

About InvenSense

InvenSense, Inc. (NYSE: INVN) is the world’s leading provider of intelligent sensor system on chip (SoC) for Motion and Sound in consumer electronic devices. The company’s patented InvenSense Fabrication Platform and MotionFusion® technology address the emerging needs of many mass-market consumer applications via improved performance, accuracy, and intuitive motion-, gesture- and sound-based interfaces. InvenSense technology can be found in Mobile, Wearables, Smart Home, Industrial, and Automotive products. InvenSense is headquartered in San Jose, California and has offices in Boston, China, Taiwan, Korea, Japan, France, Canada, Slovakia and Italy. More information can be found at www.invensense.com or follow us on Twitter at @InvenSense.

©2015 InvenSense, Inc. All rights reserved. InvenSense, Sensing Everything, FireFly, MotionTracking, MotionProcessing, MotionProcessor, MotionFusion, MotionApps, DMP, AAR, and the InvenSense logo are trademarks of InvenSense, Inc. Other company and product names may be trademarks of the respective companies with which they are associated.

For Investor Inquiries, Contact:

Leslie Green

Green Communications Consulting, LLC

650.312.9060

ir@invensense.com

For Press Inquiries, Contact:

David Almoslino

Senior Director

Marketing and Communications

InvenSense, Inc.

408.501.2278

pr@invensense.com

INVENSENSE, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended			Fiscal Years Ended
	March 29, 2015	December 28, 2014	March 30, 2014	March 29, 2015	March 30, 2014

Net revenue	$99,279	$115,864	$58,998	$372,019	$252,533
Costs of revenue	56,333	65,468	31,675	216,160	127,724

Gross profit	42,946	50,396	27,323	155,859	124,809
Operating expenses:
Research and development	25,231	24,391	15,985	90,623	48,431
Selling, general and administrative	15,325	15,551	15,102	59,386	51,344
Litigation settlement	—	—	500	—	15,000

Total operating expenses	40,556	39,942	31,587	150,009	114,775

Income (loss) from operations	2,390	10,454	(4,264)	5,850	10,034
Interest (expense)	(2,659)	(2,690)	(4,294)	(10,553)	(4,012)
Other income (expense), net	269	(281)	1,842	1,368	167

Income (loss) before income taxes	—	7,483	(6,716)	(3,335)	6,189
Income tax provision (benefit)	(399)	(2,738)	(1,084)	(2,255)	70

Net income (loss)	$399	$10,221	$(5,632)	$(1,080)	$6,119

Net income (loss) per share:
Basic	$0.00	$0.11	$(0.06)	$(0.01)	$0.07

Diluted	$0.00	$0.11	$(0.06)	$(0.01)	$0.07

Weighted average shares outstanding used in computing net income (loss) per share:
Basic	90,359	89,779	87,691	89,359	86,520

Diluted	92,619	92,336	87,691	89,359	89,928

INVENSENSE, INC.

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL RESULTS

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended			Fiscal Years Ended
	March, 29, 2015	December, 28, 2014	March, 30, 2014	March 29, 2015	March 30, 2014
GAAP net income (loss)	$399	$10,221	$(5,632)	$(1,080)	$6,119
Adjustments:
Stock based compensation expense	7,954	8,309	5,128	31,140	16,024
Convertible note accretion interest expense	1,926	1,886	1,786	7,484	2,854
Amortization of acquisition-related intangible assets	2,034	2,034	1,244	6,940	2,073
Amortization of fair value write-up of acquired inventory	—	—	552	146	1,835
Business acquisition costs	119	1,160	414	3,388	2,417
Patent litigation legal expense, net	905	1,187	3,730	3,304	13,133
Gain on equity investment	—	—	—	(890)
Write-off of in-process research and development	—	—	—	770
Litigation settlement cost	—	—	500	—	15,000
Other	—	—	274	68	274
Income tax – discrete cumulative benefit	—	—	—	—	622
Income tax effect of pretax non-GAAP adjustments	(1,896)	(5,519)	(1,994)	(8,607)	(8,093)

Non-GAAP net income	$11,441	$19,278	$6,002	$42,663	$52,258

GAAP net income (loss) per share of common stock, diluted	$0.00	$0.11	$(0.06)	$(0.01)	$0.07

Non-GAAP net income per share of common stock, diluted	$0.12	$0.21	$0.07	$0.46	$0.58

GAAP Gross profit	$42,946	$50,396	$27,323	$155,859	$124,809
Adjustments:
Stock based compensation expense	621	591	452	2,431	1,296
Amortization of acquisition-related intangible assets	1,978	1,978	1,188	6,716	1,980
Amortization of fair value write-up of acquired inventory	—	—	552	146	1,835

Non-GAAP Gross profit	$45,545	$52,965	$29,515	$165,152	$129,920

GAAP Operating Expense	$40,556	$39,942	$31,587	$150,009	$114,775
Adjustments:
Stock based compensation expense	7,333	7,718	4,676	28,709	14,728
Amortization of acquisition-related intangible assets	56	56	56	224	93
Business acquisition costs	119	1,160	414	3,388	2,417
Patent litigation legal expense, net	905	1,187	3,730	3,304	13,133
Write-off of in-process research and development	—	—	—	770
Litigation settlement cost	—	—	500	—	15,000
Other	—	—	274	68	274

Non-GAAP Operating Expense	$32,143	$29,821	$21,937	$113,546	$69,130

INVENSENSE, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands, except par value)

(Unaudited)

	March 29, 2015	March 30, 2014
Assets
Current assets:
Cash and cash equivalents	$85,637	$26,025
Short-term investments	129,919	91,307
Accounts receivable	44,522	39,009
Inventories	75,105	73,032
Prepaid expenses and other current assets	14,950	19,587

Total current assets	350,133	248,960
Property and equipment, net	41,849	25,239
Intangible assets, net	45,508	35,360
Goodwill	139,175	50,952
Long-term investments	—	128,755
Other assets	9,226	5,469

Total assets	$585,891	$494,735

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$23,130	$18,964
Accrued liabilities	31,991	14,985

Total current liabilities	55,121	33,949
Long-term debt	143,017	135,583
Other long-term liabilities	28,252	11,375

Total liabilities	226,390	180,907

Stockholders’ equity:
Preferred stock:
Preferred stock, $0.001 par value — 20,000 shares authorized, no shares issued and outstanding and outstanding at March 29, 2015 and March 30, 2014	—	—
Common stock:
Common stock, $0.001 par value — 750,000 shares authorized, 90,894 shares issued and outstanding at March 29, 2015, 88,332 shares issued and outstanding at March 30, 2014	262,677	215,958
Accumulated other comprehensive (loss)	(4)	(38)
Retained earnings	96,828	97,908

Total stockholders’ equity	359,501	313,828

Total liabilities and stockholders’ equity	$585,891	$494,735

INVENSENSE, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

(Unaudited)

	Three Months Ended			Fiscal Years Ended
	March 29, 2015	December 28, 2014	March 30, 2014	March 29, 2015	March 30, 2014
Cash flows from operating activities:
Net income (loss)	$399	$10,221	$(5,632)	$(1,080)	$6,119
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation	2,847	3,047	1,559	10,203	4,492
Amortization of intangible assets	2,074	2,034	1,244	7,003	2,073
Write-off of in-process research and development	—	—	—	770	—
Loss on disposal of property and equipment	95	131	—	552	—
Gain on equity investment	—	—	—	(890)	—
Stock-based compensation expense	7,566	8,300	5,128	30,504	16,024
Deferred income tax assets	(272)	(5,237)	(2,338)	(5,484)	(2,337)
Tax effect of employee benefit plans	—	42	1,608	42	4,839
Excess tax benefit from stock-based compensation	—	(42)	(1,608)	(42)	(4,839)
Non cash interest expense	1,926	1,907	1,785	7,505	2,854
Changes in operating assets and liabilities:
Accounts receivable	29,413	(7,010)	(4,230)	(4,895)	(8,911)
Inventories	(7,304)	7,210	(14,521)	(2,072)	(44,164)
Prepaid expenses and other current assets	7,778	946	(152)	8,778	(2,699)
Other assets	25	940	387	(135)	(1,013)
Accounts payable	2,494	(4,771)	6,815	3,122	4,474
Accrued liabilities	4,737	94	(13,136)	12,961	11,790

Net cash provided by (used in) operating activities	51,778	17,812	(23,091)	66,842	(11,298)

Cash flows from investing activities:
Purchase of property and equipment	(2,031)	(7,665)	(2,525)	(27,315)	(17,207)
Sale and maturities of available-for-sale investments	33,252	14,200	23,088	145,974	86,233
Purchase of available-for-sale investments	(55,845)	—	(17,843)	(55,845)	(206,949)
Purchase of intangible assets	(2,120)	—	—	(2,120)	—
Acquisitions, net of cash acquired	—	120	—	(71,326)	(99,324)

Net cash provided by (used in) investing activities	(26,744)	6,655	2,720	(10,632)	(237,247)

Cash flows from financing activities:
Proceeds from exercise of common stock	2,602	2,124	4,152	10,425	13,115
Proceeds from debt issuances, net of issuance costs	—	—	(491)	—	169,259
Proceeds from sale of warrants	—	—	—	—	25,643
Payments of long-term debt and capital lease obligations	—	—	—	(9)	(11)
Payments for purchase of convertible notes hedge	—	—	—		(39,118)
Payments contingent consideration	(7,056)	—	—	(7,056)	—
Excess tax benefit from stock-based compensation	—	42	1,608	42	4,839

Net cash provided by (used in) financing activities	(4,454)	2,166	5,269	3,402	173,727

Net increase (decrease) in cash and cash equivalents	20,580	26,633	(15,102)	59,612	(74,818)
Cash and cash equivalents:
Beginning of period	65,057	38,424	41,127	26,025	100,843

End of period	$85,637	$65,057	$26,025	$85,637	$26,025